Intangible Exploration and Evaluation Assets	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about intangible assets [abstract]
Intangible Exploration and Evaluation Assets

12. INTANGIBLE EXPLORATION AND EVALUATION ASSETS
The following table reconciles the changes in TransGlobe’s exploration and evaluation assets:

($000s)	2021	2020
Balance, beginning of year	584	33,706
Additions to exploration and evaluation assets	2,089	337
Impairment loss	-	(33,459)

Balance, end of year	2,673	584

At December 31, 2021, there were no indicators of impairment present on the Company’s E&E assets.

In 2020, the disruption experienced by the industry, related to the effects caused by the COVID-19 pandemic, which began during the first quarter of 2020 resulted in the Company identifying indicators of impairment on its intangible exploration and evaluation (“E&E”) assets as at March 31, 2020. Further consideration was given to the scale of exploration results compared to investments to date and consideration of the uncertainty of the timing of additional exploration activities in these areas given the current economic environment.
For the year ended December 31, 2020, the Company recorded a non-cash
impairment loss of $33.5 million on its exploration and evaluation assets, which included a $29.5 million impairment loss on the South Ghazalat concession and a $4.0 million impairment loss on the North West Gharib concession. The impairment loss recognized represented the entire E&E asset balance in the two concessions.
Exploration and evaluation assets as at December 31, 2021 includes $0.6 million in Canada (December 31, 2020-

$0.6 million)

and $2.1 million in South Ghazalat (December 31, 2020- $nil).